Exhibit 10.5

AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

THIS AMENDMENT NO. 1 TO GUARANTEE AGREEMENT (this “Amendment”), dated as of March 3, 2014, is made by and among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, having an address at 4 New York Plaza, 20th Floor, New York, New York 10004 (together with its successors and/or assigns, “Buyer”) and BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, having an address at 345 Park Avenue, New York, New York 10154 (“Guarantor”).

W I T N E S S E T H:

WHEREAS, Buyer, Parlex 4 Finance, LLC, a Delaware limited liability company (“Parlex 4”), and Parlex 4 UK Finco, LLC, a Delaware limited liability company (“Parlex UK” and together with Parlex 4, “Seller”) have entered into that certain Master Repurchase Agreement, dated as of December 20, 2013 (as the same may be amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor entered into that certain Guarantee Agreement dated as of December 20, 2013 (as the same may be amended, supplemented or otherwise modified from time to time, the “Guarantee”), in favor of Buyer, guaranteeing certain obligations of Seller;

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Guarantee or the Repurchase Agreement, as applicable; and

WHEREAS, Buyer and Guarantor desire to modify certain terms and provisions of the Guarantee as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Buyer and Guarantor covenant and agree as follows:

1. Modification of Guarantee. Subject to the provisions of Sections 2 and 3 below, the Guarantee is hereby amended and modified as follows:

(a) Section 9(d) of the Guarantee is hereby amended by deleting the phrase “eighty percent (80%)” and replacing it with “83.3333%.”

2. Amendment Effective Date. Subject to Section 3 below, this Amendment shall become effective on the date (the “Amendment Effective Date”) on which (a) all the representations and warranties made by Guarantor in this Amendment are true and correct and (b) Buyer shall have received this Amendment, executed and delivered by a duly authorized officer of each of Guarantor and Buyer.

3. Condition to Effectiveness. It shall be a condition to the effectiveness of the modification set forth in Section 1(a) above that the same such modification has been made to the other guaranties entered into by Guarantor in connection with the (i) Master Repurchase Agreement, dated as of May 21, 2013 between Bank of America, N.A., as buyer, and Parlex 1 Finance, LLC, as seller (as the same has been and may be amended, supplemented or otherwise modified from time to time), (ii) Master Repurchase Agreement, dated as of June 12, 2013 between Citibank, N.A., as buyer, and Parlex 2 Finance, LLC, as seller (as the same has been and may be amended, supplemented or otherwise modified from time to time), and (iii) Master Repurchase Agreement dated as of June 28, 2013 between JPMorgan Chase Bank, National Association, as buyer, and Parlex 4 Finance, LLC, as sellers (as the same may be amended, supplemented or otherwise modified from time to time).

4. Guarantor’s Representations. On and as of the date first above written, Guarantor hereby represents and warrants to Buyer that (a) Guarantor is in compliance with all of the terms and provisions set forth in the Guarantee on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, (c) after giving effect to this Amendment, the representations and warranties contained in Section 8 of the Guarantee are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date), (d) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (e) this Amendment has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

5. Limited Effect. Except as expressly amended and modified hereby, all of the terms, covenants and conditions of the Guarantee and all of Guarantor’s obligations thereunder shall continue to be, and shall remain, in full force and effect and are hereby unconditionally ratified and confirmed by Guarantor in all respects; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, and each reference to the Guarantee in any of the Transaction Documents shall be deemed to be a reference to the Guarantee as amended hereby. Any inconsistency between this Amendment and the Guarantee (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Guarantee inconsistent with this Amendment.

6. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Guarantee, any of the other Transaction Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

7. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

8. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.

9. Governing Law. THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THE INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW) APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE. THIS CHOICE OF LAW IS MADE PURSUANT TO NEW YORK GENERAL OBLIGATION LAW SECTION 5-1401. THE PARTIES CONSENT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN CONNECTION WITH ANY CLAIM OR DISPUTE ARISING IN CONNECTION WITH THIS AMENDMENT AND WAIVE ANY OBJECTION AS TO VENUE IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK. THIS CHOICE OF VENUE IS MADE PURSUANT TO NEW YORK GENERAL OBLIGATION LAW SECTION 5-1402.

[No further text on this page; Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Amendment Effective Date.

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States

By:	/s/ Charles Y. Lee
	Name:	Charles Y. Lee
	Title:	Executive Director

[Signature Page to Amendment No. 1 to Guarantee Agreement]